As filed with the Securities and Exchange Commission on May 18, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 18, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                  58-0971455
-------------------------------    ----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification  No.)

             8000 Tower Point Drive, Charlotte, NC             28227
            ----------------------------------------          --------
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------

          (Former name or former address, if changed since last report)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                   (c)     Exhibits.

99.1 Press Release of Metromedia International Group, Inc., dated May 18, 2004

ITEM 9.           OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 18, 2004, the Company announced the following in regards to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (the "Current Quarterly Report):

     o The Company has not completed in a timely manner the preparation of the Current Quarterly Report;

     o The Company will not file a Form 12b-25, Notification of Late Filing, with the United States Securities and Exchange Commission (the "SEC"), since it cannot predict with certainty at this time when it will file its Current Quarterly Report; and

     o The Company also announced that, in view of the delay in filing its Current Quarterly Report, the trustee of its Series A and B 10 1/2 % Senior Discount Notes Due 2007 (the "Senior Notes"), has issued a notice that the Company is not in compliance with requirements of the indenture governing these Senior Notes (the "Indenture") and that the Company must resolve this compliance matter no later than July 16, 2004, the sixtieth day following the receipt of the trustee's letter in order to avoid an event of default. The Company presently expects that it will file the Current Quarterly Report within the 60-day period required for compliance with the Indenture.

Furthermore, as previously announced on April 5, 2004, the Company received notification from the trustee of its Senior Notes that the Company was not in compliance with requirements of the Indenture underlying the Senior Notes since it has not yet filed its 2003 Annual Report on Form 10-K (the "Current Annual Report") with the SEC and delivered to the trustee the compliance certificates pursuant to Section 4.4 (a) of the Indenture. The Company has until June 1, 2004, the sixtieth day following the receipt of the trustee's letter, to file its Current Annual Report with the SEC and deliver the requisite compliance certificates to the trustee in order to avoid an event of default. Although no assurances can be given, the Company expects that it will complete these items on or prior to the June 1, 2004 deadline.

The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.


                                  By:  /S/ HAROLD F. PYLE, III
                                       -----------------------------------
                                        Name: Harold F. Pyle, III
                                        Title:   Executive Vice President
                                                 Finance, Chief Financial
                                                 Officer and Treasurer

Date: May 18, 2004
Charlotte, NC




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                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------
99.1         Press Release of Metromedia International Group, Inc. dated
             May 18, 2004





















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